Exhibit 10.1

JPMorgan Chase Bank – Structured Finance Services
4 New York Plaza, 6th Floor	Distribution Date: 5/25/04
New York, NY 10004-2477

Officer: Taoheed A. Agbabiaka	ph: 212-623-4481
fax: 212-623-5858

GreenPoint Mortgage Securities LLC

GreenPoint Home Equity Loan Trust 2004-1

Home Equity Loan Asset-Backed Notes

Series 2004-1

Distribution In Dollars

Class	Original Face Value	Beginning Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Ending Principal Balance
A1	202,045,000.00	172,109,163.52	13,090,918.54	184,395.85	13,275,314.39	0.00	0.00	159,018,244.98
TOTALS	202,045,000.00	172,109,163.52	13,090,918.54	184,395.85	13,275,314.39	0.00	0.00	159,018,244.98

Factor Information Per $1000 Of Original Face

Class	Cusip	Beginning Principal	Principal	Interest	Total	Ending Principal
A1	395385AQ0	851.83579658	64.79209354	0.91264743	65.70474097	787.04370304
TOTALS		851.83579658	64.79209354	0.91264743	65.70474097	787.04370304

Pass-Through Rates

Class	Previous	Current	Next
A1	1.320000%	1.330000%	0.000000%